                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549






                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)            November 24, 1998
                                                       ........................

                         Tarragon Realty Investors, Inc.
 ...............................................................................
             (Exact name of registrant as specified in its charter)


         Nevada                          0-8003                94-2432628
 ...............................................................................
(State or other jurisdiction           (Commission            (IRS Employer
of incorporation)                       File No.)           Identification No.)



3100 Monticello, Suite 200, Dallas, Texas                          75205
 ...............................................................................
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code             (214) 599-2200
 ...............................................................................




 ...............................................................................
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         At special meetings of the shareholders of National Income Realty Trust ("NIRT") and the stockholders of Tarragon Realty Investors, Inc. ("TRII" or the "Registrant") held on October 20, 1998, the shareholders of each entity approved a proposal to incorporate NIRT into a California corporation through the "Incorporation Procedure" described in a Proxy Statement/Prospectus dated September 10, 1998 and approved an Agreement and Plan of Merger dated as of June 5, 1998 (the "Merger Agreement") among TRII and such California Corporation as the successor to NIRT by virtue of the Incorporation Procedure and the transactions contemplated by the Merger Agreement, including the conversion of the shares of the California Corporation (represented by the shares of beneficial interest of NIRT) into the right to receive 1.97 shares of Common Stock, par value $0.01 per share, of TRII (the "TRII Common Stock"). On November 23, 1998, NIRT was incorporated pursuant to Section 200.5 of the California Corporation Code under the name National Income Realty Corporation and such entity was merged with and into TRII on November 24, 1998 with TRII as the surviving entity and as the ultimate successor to NIRT.

         Also, on November 24, 1998, TRII and others consummated the Stock Purchase Agreement dated June 5, 1998 among TRII and others (the "Advisor Acquisition Agreement") pursuant to which TRII acquired from William S. and Lucy
N. Friedman all of the issued and outstanding stock of Tarragon Realty Advisors, Inc. ("TRA"), the contractual advisor to TRII since March 1, 1994 and to NIRT since April 1, 1994 for 100,000 shares of TRII Common Stock and options to acquire 350,000 shares of TRII Common Stock at prices ranging between $13 and $16 per share. On November 24, 1998, TRA became a wholly-owned subsidiary of TRII and TRII assumed indebtedness of up to $1 million of TRA. Effective at the time of consummation of the Advisor Acquisition Agreement, each of separate contractual advisory agreements between TRA and each of TRII and NIRT were terminated.

         With the completion of the Merger, the Articles of Incorporation and Bylaws of TRII remain the Articles of Incorporation and Bylaws of the surviving corporation. The officers of TRII immediately prior to the effective time of the Merger remain the officers of the surviving corporation. In accordance with the terms of the Agreement and Plan of Merger dated June 5, 1998, upon the consummation of the Merger, five out of the seven NIRT independent trustees were added to the Board of Directors of TRII to serve with the existing members of the Board of Directors of TRII. The persons added to the TRII Board of Directors are Sally Hernandez-Pinero, Lance Liebman, Lawrence G. Schafran, Raymond V. J. Schrag and Carl B. Weisbrod. The other members of the Board of Directors of TRII are Chester Beck, Willie K. Davis, William S. Friedman and Michael E. Smith. As contemplated by the Merger Agreement, former NIRT trustees Messrs.

Irving E. Cohen and Dan L. Johnston did not join the TRII Board of
Directors.

         At the time of consummation of the Advisor Acquisition Agreement, TRII and TRA entered into an Employment Agreement with William S. Friedman for a term of four years and TRII and Mr. Friedman entered into a Stock Option Agreement covering an aggregate of 450,000 shares of TRII common stock at exercise prices ranging from $12 per share to $15 per share.

         On December 3, 1998, Carl B. Weisbrod was elected Chairman of the Board of Directors.

         On December 3, 1998, Erin D. Davis was appointed Executive Vice President and Chief Financial Officer of TRII, Kathryn Mansfield was appointed Executive Vice President, Corporate Counsel and Secretary of TRII, and Charles Rubenstein was appointed Executive Vice President and General Counsel of TRII.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits.

         The following are filed herewith as exhibits or incorporated by reference as indicated below:

       Exhibit Designation                     Description
               3.8*                   Articles of Incorporation of National
                                      Income Realty Corporation as filed with
                                      and approved by the Secretary of State of
                                      California on November 23, 1998.

               3.9*                   Articles of Merger of National Income
                                      Realty Corporation into Tarragon Realty
                                      Investors, Inc. as filed with and approved by the Secretary of State of Nevada on November 24, 1998.

              10.2*                   Stock Option Agreement dated December 17,
                                      1998 (effective November 24, 1998) between
                                      Tarragon Realty Investors, Inc. and
                                      William S. Friedman.

--------
     * Filed herewith.

       Exhibit Designation                     Description
              10.3*                  Stock Option Agreement dated December 17,
                                      1998 (effective November 24, 1998) between
                                      Tarragon Realty Investors, Inc. and Lucy
                                      N. Friedman.

              10.4*                   Employment Agreement dated December 17,
                                      1998 (effective November 24, 1998) between
                                      Tarragon Realty Investors, Inc. and
                                      William S. Friedman

              10.5*                   Stock Option Agreement dated December 17,
                                      1998 (effective November 24, 1998) between
                                      Tarragon Realty Investors, Inc. and
                                      William S. Friedman.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: January  13, 1999

                                        TARRAGON REALTY INVESTORS, INC.




                                       By:  /s/ ERIN D. DAVIS
                                            ----------------------------------
                                            Erin D. Davis, Executive
                                            Vice President and Chief
                                            Financial Officer

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------
       Exhibit Designation                     Description
               3.8*                   Articles of Incorporation of National
                                      Income Realty Corporation as filed with
                                      and approved by the Secretary of State of
                                      California on November 23, 1998.

               3.9*                   Articles of Merger of National Income
                                      Realty Corporation into Tarragon Realty
                                      Investors, Inc. as filed with and approved by the Secretary of State of Nevada on November 24, 1998.

              10.2*                   Stock Option Agreement dated December 17,
                                      1998 (effective November 24, 1998) between
                                      Tarragon Realty Investors, Inc. and
                                      William S. Friedman.

              10.3*                   Stock Option Agreement dated December 17,
                                      1998 (effective November 24, 1998) between
                                      Tarragon Realty Investors, Inc. and Lucy
                                      N. Friedman.

              10.4*                   Employment Agreement dated December 17,
                                      1998 (effective November 24, 1998) between
                                      Tarragon Realty Investors, Inc. and
                                      William S. Friedman

              10.5*                   Stock Option Agreement dated December 17,
                                      1998 (effective November 24, 1998) between
                                      Tarragon Realty Investors, Inc. and
                                      William S. Friedman.

--------
     * Filed herewith.